EX-10.3               ASSIGNMENT OF U.S. ORIGIN PATENT APPLICATION

                     ASSIGNMENT OF U.S. ORIGIN PATENT APPLICATION


     WHEREAS, the undersigned, George S. Avery, has made an invention entitled Artificial Turf With Granule Retaining Fibers for which an application for Letters Patent of the United States was filed in the United States Patent and Trademark Office on December 10, 2003 under Serial No. 10/733,806 and

     WHEREAS, AVERY SPORTS TURF, INC. (hereinafter ASSIGNEE), a corporation of the State of Delaware, having a place of business at 7550 24th Avenue South, Suite 168, Minneapolis, MN 55450, desires to acquire an interest therein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, said ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right, title and interest to the said invention in the United States and all foreign countries, as described in the aforesaid application, and to the said application and to all continuations, divisions, reissues and substitutes of said application, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States of America adheres, and ASSIGNOR hereby authorizes and requests the Commissioner of Patents to issue said Letters Patent to ASSIGNEE, for its interest as ASSIGNEE, its successors, assigns and legal representatives.

     AND ASSIGNOR hereby agrees to execute any papers requested by ASSIGNEE, its successors, assigns and legal representatives, deemed essential to ASSIGNEE's full protection and title in and to the invention hereby transferred.

     ASSIGNOR furthermore agrees upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by said ASSIGNEE for the filing and granting of foreign applications and the perfecting of title thereto in said ASSIGNEE.

     Executed on the date below indicated.


Signature                  Date Signed                 Witness

/s/  George S. Avery      December 19, 2003